                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) May 18, 1998



                 AMERICAN HERITAGE LIFE INVESTMENT CORPORATION
           ----------------------------------------------------------
             (Exact name of registrant as specified in its charter)



           Florida                1-7255               59-1219710
   -----------------------------------------------------------------------
    (State or incorporation    (Commission           (IRS Employer
     or organization)          File Number)         Identification No.)



          1776 American Heritage Life Drive
             Jacksonville, Florida                      32224
   -----------------------------------------------------------------------
         (Address of principal executive offices)      (Zip Code)



           Registrant's telephone number:        (904) 992-1776
   -----------------------------------------------------------------------

                                      N/A
            -------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5.  Other Events.

         Reference is made to a copy of the Articles of Amendment and Restatement of the Articles of Incorporation of American Heritage Life Investment Corporation, filed with the Secretary of State of the State of Florida on May 18, 1998, which is filed as Exhibit 3 to this report, which exhibit is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits

             Exhibit Number       Description of Exhibit

                3(i) Articles of Amendment and Restatement of the Articles of Incorporation of American Heritage Life Investment Corporation, filed with the Secretary of State of the State of Florida on May 18, 1998

                                   SIGNATURE

         Pursuant to the Requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     AMERICAN HERITAGE LIFE INVESTMENT
                                     CORPORATION



Date:  June 15, 1998                 By: /s/ Christopher A. Verlander
                                         --------------------------------------
                                         Christopher A. Verlander
                                         Vice Chairman and Corporate Secretary

                                 EXHIBIT INDEX

         The following designated exhibit is filed herewith:

 Exhibit

   3(i) Articles of Amendment and Restatement of the Articles of Incorporation of American Heritage Life Investment Corporation, filed with the Secretary of State of the State of Florida on May 18, 1998